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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT

      Filed Pursuant to Section 13 or 15(d) of the Securities Act of 1934

      Date of Report (Date of earliest event reported)  November 27, 1996



                           LIFEQUEST MEDICAL, INC.
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           (Exact name of registrant as specified in its charter)



   Delaware                        0-20532                      74-2559866
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   (State or other               (Commission                    (IRS Employer
    jurisdiction of              File Number)                Identification No.)
    incorporation)


   9601 McAllister Freeway, Suite 1120, San Antonio, Texas            78216
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   (Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code    (210) 366-2100
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                               Not Applicable
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        (Former name or former address, if changed since last report)
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Item 1.          Change in Control of Registrant.

         Not Applicable.


Item 2.          Acquisition or Disposition of Assets.

         On November 27, 1996, Klein Medical, Inc., a Texas corporation ("Klein"), was merged (the "Merger") with and into Klein Medical Acquisition Co., a Nevada corporation ("KMAC"), and a wholly owned subsidiary of LifeQuest Medical, Inc., a Delaware corporation ("LifeQuest"), with KMAC as the surviving corporation. The Merger was consummated pursuant to a Plan of Merger and Acquisition Agreement dated November 27, 1996 (the "Agreement"), among LifeQuest, KMAC, Klein and Richard H. Klein, as sole shareholder of Klein (the "Shareholder").

         As provided in the Agreement, all of the issued and outstanding shares of common stock, $1.00 par value, of Klein, were converted into the right to receive an aggregate of 600,000 shares of LifeQuest common stock, $.001 par value ("LifeQuest Common Stock"). In determining the amount of such consideration, a multiple of the annual sales of Klein was used and subsequently adjusted based on the results of the due diligence efforts of LifeQuest. In connection with the issuance of the LifeQuest Common Stock pursuant to the terms of the Agreement, LifeQuest granted to the Stockholder piggy-back registration rights to register up to 100,000 shares of LifeQuest Common Stock prior to December 31, 1997 and up to 600,000 shares of LifeQuest Common Stock prior to December 31, 1999.

         The assets of Klein acquired by KMAC are used for the distribution and marketing of minimally invasive surgical products. The assets acquired include leased property, inventories, license agreements, certain intellectual property rights and equipment used to distribute and market minimally invasive surgical products. KMAC intends to continue to use such assets in the same manner as used prior to the Merger.

         The Merger was accounted for using the pooling-of-interests accounting method.


Item 3.          Bankruptcy or Receivership.

         Not  Applicable.


Item 4.          Changes in Registrant's Certifying Accountant.

         Not Applicable.







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Item 5.          Other Events.

         Not Applicable.


Item 6.          Resignations of Registrant's Directors.

         Not Applicable.


Item 7.          Financial Statements and Exhibits.

         (a)     Financial Statements.

         It is impractical to provide the required financial statements of Klein at the time of filing this Report. It is anticipated that such financial statements will be filed by amendment as soon as practicable but in no event later than 60 days following the date on which this Report must be filed.

         (b)     Pro Forma Financial Information.

         It is impractical to provide the required pro forma financial information with respect to Klein at the time of filing this Report. It is anticipated that such financial information will be filed by amendment as soon as practicable but in no event later than 60 days following the date on which this Report must be filed.

         (c)     Exhibit Index.

         Exhibit 2.1 Plan of Merger and Acquisition Agreement dated November 27, 1996, among LifeQuest Medical, Inc., Klein Medical Acquisition Co., Klein Medical, Inc. and Richard H. Klein.

         Exhibit 10.1 Employment Agreement dated November 27, 1996, between Klein Medical Acquisition Co. and Richard H. Klein.

         Exhibit 10.2 Non-Qualified Stock Option Agreement dated November 27, 1996, between LifeQuest Medical, Inc. and Richard H. Klein.


Item 8.          Change in Fiscal Year.

         Not Applicable.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    LIFEQUEST MEDICAL, INC.


                                  By:   /s/ Randall K. Boatright
                                     -------------------------------------------
                                      Randall K. Boatright,
                                      Vice President and Chief Financial Officer
                                      (Principal Accounting Officer)


DATE:  December 4, 1996





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                                 Exhibit Index.

         Exhibit 2.1 Plan of Merger and Acquisition Agreement dated November 27, 1996, among LifeQuest Medical, Inc., Klein Medical Acquisition Co., Klein Medical, Inc. and Richard H. Klein.

         Exhibit 10.1 Employment Agreement dated November 27, 1996, between Klein Medical Acquisition Co. and Richard H. Klein.

         Exhibit 10.2 Non-Qualified Stock Option Agreement dated November 27, 1996, between LifeQuest Medical, Inc. and Richard H. Klein.